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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2002

PayPal, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	000-49603 (Commission File Number)	77-0510487 (I.R.S. Employer Identification No.)

303 Bryant Street
Mountain View, CA 94041
(Address of principal executive offices)

(650) 864-8000
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

        On August 6, 2002, PayPal, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the report were certifications of PayPal, Inc.'s Chief Executive Officer, Peter A. Thiel, and Chief Financial Officer, Roelof F. Botha, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. §1350. The text of each of these certifications is set forth below:

Certification of Chief Executive Officer and Chief Financial Officer
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. §1350

        I, Peter A. Thiel, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. §1350, that:

  (i)
  The accompanying Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  (ii)
  The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of PayPal, Inc.

/s/ PETER A. THIEL Peter A. Thiel Chief Executive Officer

        I, Roelof F. Botha, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. §1350, that:

  (i)
  The accompanying Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  (ii)
  The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of PayPal, Inc.

/s/ ROELOF F. BOTHA Roelof F. Botha Chief Financial Officer

The foregoing certifications are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Quarterly Report on Form 10-Q or as a separate disclosure document.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2002	PAYPAL, INC.

	By:	/s/ ROELOF F. BOTHA Roelof F. Botha Chief Financial Officer

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Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. §1350
SIGNATURE